UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 8, 2006

                      AXA EQUITABLE LIFE INSURANCE COMPANY
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             (Exact name of Registrant as specified in its charter)



          New York                       0-25280                13-5570651
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 8, 2006, the Audit Committee (the "AllianceBernstein Committee") of the Board of Directors of AllianceBernstein Corporation engaged PricewaterhouseCoopers LLP ("PwC") as the independent registered public accountant to audit the financial statements of AllianceBernstein Holding L.P. and the consolidated financial statements of AllianceBernstein L.P. (together with AllianceBernstein Holding L.P., the "Partnerships") for the year ending December 31, 2006. Accordingly, on March 8, 2006, the AllianceBernstein Committee dismissed KPMG LLP ("KPMG") as independent registered public accountant of the Partnerships.

     AXA Equitable Life Insurance Company ("AXA Equitable") is an indirect wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial") and AllianceBernstein Corporation is an indirect wholly owned subsidiary of AXA Equitable and the general partner of each of the Partnerships. As of December 31, 2005 and as of the date of this report, AXA Financial and its subsidiaries (including AXA Equitable) held a majority of the outstanding economic interests of AllianceBernstein, L.P.

     PwC has been engaged as the independent registered public accountant to AXA Equitable since 1993 and was recently engaged by the Audit Committee of the Board of Directors of AXA Equitable to audit the consolidated financial statements of AXA Equitable and its subsidiaries for the year ending December 31, 2006.

     It is contemplated that PwC's report on the consolidated financial statements of AXA Equitable and its subsidiaries at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 to be included in AXA Equitable's annual report on Form 10-K for the fiscal year ended December 31, 2005 (the "AXA Equitable 2005 Form 10-K") will state that PwC did not audit the financial statements of the Partnerships as of and for the year ended December 31, 2005, that such financial statements were audited by other auditors whose reports thereon have been furnished to PwC and that PwC's opinion expressed therein, insofar as it relates to the amounts included for the Partnerships, is based solely on the reports of such other auditors. It is also contemplated that KPMG's report dated February 24, 2006 on the consolidated financial statements of the Partnerships as of December 31, 2005 and 2004 and for each of the three years in the three-year period ended December 31, 2005 will be included, with the consent of KPMG, in the AXA Equitable 2005 Form 10-K.

     As a result of AllianceBernstein Corporation's engagement of PwC to audit the financial statements of the Partnerships for the year ending December 31, 2006 and the dismissal of KPMG as independent registered public accountant of the Partnerships described above, it is contemplated that PwC reports on the consolidated financial statements of AXA Equitable and its subsidiaries in respect of periods after December 31, 2005 issued after the filing of the AXA Equitable 2005 Form 10-K will not state that such reports, to the extent they include amounts for the Partnerships, are based on the reports of other auditors. However, it is expected that future filings with the Securities and Exchange


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Commission that include the consolidated financial statements of AXA Equitable and its subsidiaries as of and for the year ended December 31, 2005 will be accompanied by the report of KPMG on the consolidated financial statements of the Partnerships as of and for the year ended December 31, 2005.

     KPMG's reports on the Partnerships' respective financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG's audit reports on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of fiscal years ended December 31, 2004 and 2005 and through the interim date of March 8, 2006, neither AXA Equitable nor the Partnerships had any disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports on the financial statements of the Partnerships for such years. During the fiscal years ended December 31, 2004 and 2005 and through March 8, 2006, the Partnerships had no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)). The Partnerships have requested KPMG to furnish AXA Equitable with a letter addressed to the U.S. Securities and Exchange Commission indicating its concurrence with the above statements. A copy of KPMG's letter, dated March 13, 2006, is filed as Exhibit
16.1 to this Form 8-K.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER    EXHIBIT DESCRIPTION

16.1 Letter of KPMG LLP dated March 13, 2006 addressed to the Securities and Exchange Commission








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA EQUITABLE LIFE INSURANCE COMPANY


Date:  March 13, 2006                    By: /s/ Alvin H. Fenichel
                                            -------------------------
                                            Name:  Alvin H. Fenichel
                                            Title: Senior Vice President and
                                                   Controller








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